                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 15, 1997

                              WACHOVIA CORPORATION
               ---------------------------------------------------

             (Exact Name of Registrant as specified in its charter)

          NORTH CAROLINA                 No. 1-9021           No. 56-1473727
-----------------------------------     --------------     ------------------
  (State or other jurisdiction of        (Commission        (IRS employer
          incorporation)                 File Number)      Identification No.)

100 NORTH MAIN STREET, WINSTON-SALEM, NC                         27101
191 PEACHTREE STREET NE, ATLANTA, GA                             30303
-------------------------------------------                     -------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:

         WINSTON-SALEM                               336-770-5000
         ATLANTA                                     404-332-5000

                                 Not applicable
          (Registrant's former address of principal executive offices)

Item 2.  Acquisition or Disposition of Assets.

         On December 15, 1997, Wachovia Corporation, a North Carolina corporation (the "Registrant"), consummated a tax-free merger by and between the Registrant and Central Fidelity Banks, Inc., a Virginia corporation ("Central"), pursuant to which each outstanding share of common stock, par value $5.00 per share, of Central was converted into 0.63 shares of common stock, par value $5.00 per share, of the Registrant (the "Merger").

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.

             Consolidated Financial Statements of Central at September 30, 1997 (unaudited) and December 31, 1996 and for the three and nine month periods ended September 30, 1997 and 1996 are included with this report. Audited Consolidated Financial Statements of Central at December 31, 1996 and 1995 and for the three years ended December 31, 1996, were filed by the Registrant on Form 8-K dated September 8, 1997.

         (b) Pro Forma Financial Information.

             Unaudited Pro Forma Combined Financial Information for the Registrant and Central are included with this report. The pro forma financial information includes the Combined Statement of Condition at September 30, 1997, and the Combined Statements of Income for the nine months ended September 30, 1997 and for the years ended December 31, 1996, 1995 and 1994. Such pro forma financial information is not necessarily indicative of the future financial condition or results of operations of the Registrant.

         (c) Exhibits.

             2.1 Agreement and Plan of Merger, dated as of June 23, 1997, by and between the Registrant and Central.


             99.1 Press release dated December 15, 1997, announcing the consummation of the Merger.

                      FINANCIAL INFORMATION
            -----------------------------------------

                  CENTRAL FIDELITY BANKS, INC.

FINANCIAL STATEMENTS

     THE CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1997, THE STATEMENT OF CONSOLIDATED INCOME, THE STATEMENT OF CONSOLIDATED CASH FLOWS AND THE STATEMENT OF CHANGES IN CONSOLIDATED SHAREHOLDERS' EQUITY FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997 AND 1996 ARE UNAUDITED AND DO NOT INCLUDE ALL OF THE INFORMATION INCLUDED IN THE CENTRAL'S ANNUAL FINANCIAL STATEMENTS. IN THE OPINION OF MANAGEMENT, ALL ADJUSTMENTS (CONSISTING ONLY OF NORMAL RECURRING ACCRUALS) CONSIDERED NECESSARY FOR A FAIR PRESENTATION HAVE BEEN INCLUDED. OPERATING RESULTS FOR THE THREE-MONTH AND NINE-MONTH PERIODS ENDED SEPTEMBER 30, 1997 AND 1996 ARE NOT NECESSARILY INDICATIVE OF THE RESULTS THAT MAY BE EXPECTED FOR THE ENTIRE YEAR. FOR FURTHER INFORMATION, REFER TO THE CONSOLIDATED FINANCIAL STATEMENTS AND FOOTNOTES INCLUDED IN THE CENTRAL'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1996 WHICH IS THE SOURCE OF THE COMPANY'S BALANCE SHEET AS OF THAT DATE.


CONSOLIDATED BALANCE SHEET
CENTRAL FIDELITY BANKS, INC. AND SUBSIDIARIES
------------------------------------------------------------------
(IN THOUSANDS, EXCEPT SHARE DATA)
                                        SEPTEMBER 30,  DECEMBER 31,
                                              1997        1996
------------------------------------------------------------------
ASSETS
------------------------------------------------------------------
CASH AND DUE FROM BANKS                      $298,752    $304,661
TEMPORARY INVESTMENTS:
  FEDERAL FUNDS SOLD AND SECURITIES PURCHASED
    UNDER AGREEMENTS TO RESELL                 39,377      96,515
  OTHER MONEY MARKET INVESTMENTS               50,000      50,000
  TRADING ACCOUNT SECURITIES                    6,538       4,061
------------------------------------------------------------------
      TOTAL TEMPORARY INVESTMENTS              95,915     150,576
------------------------------------------------------------------
ASSETS AVAILABLE FOR SALE:
  SECURITIES                                2,725,064   3,069,624
  LOANS                                        28,226      26,085
------------------------------------------------------------------
      TOTAL ASSETS AVAILABLE FOR SALE       2,753,290   3,095,709
------------------------------------------------------------------
LOANS                                       6,964,541   6,690,751
  ALLOWANCE FOR LOAN LOSSES                  (110,000)   (110,000)
------------------------------------------------------------------
      NET LOANS                             6,854,541   6,580,751
------------------------------------------------------------------
ACCRUED INTEREST RECEIVABLE                    62,268      61,819
PREMISES AND EQUIPMENT, NET                   165,390     157,119
DUE FROM CUSTOMERS ON ACCEPTANCES              15,032      11,009
OTHER ASSETS                                  205,479     178,716
------------------------------------------------------------------
      TOTAL ASSETS                        $10,450,667 $10,540,360
------------------------------------------ ==========  ==========

                                        SEPTEMBER 30,  DECEMBER 31,
LIABILITIES                                   1997        1996
------------------------------------------------------------------
DEPOSITS:
  DEMAND                                   $1,211,889  $1,189,808
  SAVINGS AND OTHER TIME                    6,209,603   6,393,420
  CERTIFICATES OF DEPOSIT $100,000 AND OVER   397,813     488,226
------------------------------------------------------------------
      TOTAL DEPOSITS                        7,819,305   8,071,454
------------------------------------------------------------------
BORROWINGS:
  FEDERAL FUNDS PURCHASED AND SECURITIES SOLD
    UNDER AGREEMENTS TO REPURCHASE          1,073,794     907,875
  OTHER SHORT-TERM BORROWINGS                  58,823      72,274
  FEDERAL HOME LOAN BANK BORROWINGS           309,686     400,080
  LONG-TERM DEBT                              249,418     150,324
  CAPITALIZED LEASE OBLIGATIONS                 6,994       7,334
------------------------------------------------------------------
      TOTAL BORROWINGS                      1,698,715   1,537,887
------------------------------------------------------------------
DIVIDENDS PAYABLE                              13,715      13,059
ACCRUED INTEREST PAYABLE                       31,529      29,160
BANK ACCEPTANCES OUTSTANDING                   15,032      11,009
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES       32,385      31,292
------------------------------------------------------------------
      TOTAL LIABILITIES                     9,610,681   9,693,861
------------------------------------------------------------------

SHAREHOLDERS' EQUITY
------------------------------------------------------------------
PREFERRED STOCK, NONE ISSUED                       --          --
COMMON STOCK, PAR VALUE $5 PER SHARE, AUTHORIZED
  100,000,000 SHARES, SHARES ISSUED: 57,245,209
  AND 59,378,319, RESPECTIVELY                286,226     296,892
CAPITAL SURPLUS                               119,933     171,926
UNAMORTIZED DEFERRED COMPENSATION                (614)         --
RETAINED EARNINGS                             421,478     368,457
UNREALIZED GAINS ON SECURITIES AVAILABLE
  FOR SALE, NET OF INCOME TAXES                12,963       9,224
------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY              839,986     846,499
------------------------------------------------------------------
      TOTAL LIABILITIES AND SHAREHOLDERS'
        EQUITY                            $10,450,667 $10,540,360
------------------------------------------ ==========  ==========
------------------------------------------------------------------


STATEMENT OF CONSOLIDATED INCOME
CENTRAL FIDELITY BANKS, INC. AND SUBSIDIARIES
-----------------------------------------------------------------------------------
                                       FOR THE THREE MONTHS   FOR THE NINE MONTHS
                                       ENDED SEPTEMBER 30,    ENDED SEPTEMBER 30,
-----------------------------------------------------------------------------------
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE
DATA)                                      1997      1996       1997      1996
-----------------------------------------------------------------------------------
INCOME FROM EARNING ASSETS
-----------------------------------------------------------------------------------
INTEREST AND FEES ON LOANS                $156,644   $144,103  $457,020   $422,638
INTEREST ON SECURITIES AVAILABLE FOR SALE:
  U.S. GOVERNMENT AND AGENCIES              28,155     32,753    88,035    102,770
  STATES AND POLITICAL SUBDIVISIONS          1,152      1,386     3,752      4,284
  OTHER                                     16,874     17,599    49,697     55,076
INTEREST ON LOANS AVAILABLE FOR SALE           331        135       879        677
INTEREST ON MONEY MARKET INVESTMENTS         1,840        996     4,121      3,876
INTEREST ON TRADING ACCOUNT SECURITIES         109         63       243         97
-----------------------------------------------------------------------------------
    TOTAL INCOME FROM EARNING ASSETS       205,105    197,035   603,747    589,418
-----------------------------------------------------------------------------------
INTEREST EXPENSE
-----------------------------------------------------------------------------------
INTEREST ON DEPOSITS                        77,573     80,754   233,441    241,488
INTEREST ON FEDERAL FUNDS PURCHASED AND SECURITIES
  SOLD UNDER AGREEMENTS TO REPURCHASE       15,108     11,815    38,431     36,686
INTEREST ON OTHER SHORT-TERM BORROWINGS        786        842     2,317      2,774
INTEREST ON MEDIUM-TERM NOTES                   --         91        --      3,932
INTEREST ON FEDERAL HOME LOAN BANK
  BORROWINGS                                 4,694      6,386    16,434     18,815
INTEREST ON LONG-TERM DEBT                   4,398      2,559    10,803      7,594
INTEREST ON CAPITALIZED LEASE OBLIGATIONS      157        166       475        504
-----------------------------------------------------------------------------------
    TOTAL INTEREST EXPENSE                 102,716    102,613   301,901    311,793
-----------------------------------------------------------------------------------
NET INTEREST INCOME                        102,389     94,422   301,846    277,625
PROVISION FOR LOAN LOSSES                   12,412     11,062    39,977     32,013
-----------------------------------------------------------------------------------
    NET INCOME FROM EARNING ASSETS          89,977     83,360   261,869    245,612
-----------------------------------------------------------------------------------
NONINTEREST INCOME
-----------------------------------------------------------------------------------
TRUST INCOME                                 4,819      4,181    14,111     12,949
DEPOSIT FEES AND CHARGES                    10,641      9,349    31,332     28,170
PROFITS (LOSSES) ON SECURITIES AVAILABLE FOR SALE AND
  TRADING ACCOUNT SECURITIES                   939       (196)    2,820       (197)
OTHER INCOME                                10,012      7,959    27,916     21,950
-----------------------------------------------------------------------------------
    TOTAL NONINTEREST INCOME                26,411     21,293    76,179     62,872
-----------------------------------------------------------------------------------
NONINTEREST EXPENSE
-----------------------------------------------------------------------------------
PERSONNEL EXPENSE                           39,316     35,211   114,240    104,050
OCCUPANCY AND EQUIPMENT EXPENSE             12,730     11,504    37,402     34,370
FDIC INSURANCE EXPENSE                         385        729     1,179      2,063
OTHER REAL ESTATE EXPENSE                      731        403     1,361      1,711
SPECIAL SAIF ASSESSMENT                         --      6,412        --      6,412
OTHER EXPENSE                               16,143     13,797    45,493     39,984
-----------------------------------------------------------------------------------
    TOTAL NONINTEREST EXPENSE               69,305     68,056   199,675    188,590
-----------------------------------------------------------------------------------
EARNINGS
-----------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                  47,083     36,597   138,373    119,894
INCOME TAX EXPENSE                          15,417     11,465    45,132     37,972
-----------------------------------------------------------------------------------
    NET INCOME                             $31,666    $25,132   $93,241    $81,922
-----------------------------------------  =======    =======   =======    =======
EARNINGS PER SHARE
-----------------------------------------------------------------------------------
NET INCOME                                   $0.56      $0.42     $1.62      $1.37
AVERAGE SHARES OUTSTANDING              56,951,984 59,586,194 57,692,069 59,888,903
-----------------------------------------------------------------------------------


STATEMENT OF CONSOLIDATED CASH FLOWS
-----------------------------------------------------------------------
CENTRAL FIDELITY BANKS, INC. AND SUBSIDIARIES
(IN THOUSANDS) FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                                                      1997      1996
-----------------------------------------------------------------------
OPERATING ACTIVITIES
-----------------------------------------------------------------------
NET INCOME                                           $93,241   $81,922
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
  BY OPERATING ACTIVITIES:
    PROVISION FOR LOAN LOSSES                         39,977    32,013
    DEPRECIATION OF PREMISES AND EQUIPMENT            13,395    12,140
    NET AMORTIZATION OF PREMIUM AND ACCRETION OF DISCOUNT
      ON SECURITIES AVAILABLE FOR SALE                (1,131)     (632)
    GAINS ON SECURITIES AVAILABLE FOR SALE            (2,065)     (398)
    DEFERRED INCOME TAXES                             (2,828)   (1,517)
    INCREASE IN TRADING ACCOUNT SECURITIES            (2,477)   (7,154)
    ORIGINATIONS OF LOANS AVAILABLE FOR SALE        (100,208)  (90,079)
    PURCHASES OF LOANS AVAILABLE FOR SALE            (66,901)  (69,866)
    PROCEEDS FROM SALES OF LOANS AVAILABLE FOR SALE  165,040   167,952
    (INCREASE) DECREASE IN ACCRUED INTEREST
       RECEIVABLE                                       (449)    5,348
    INCREASE (DECREASE) IN ACCRUED INTEREST PAYABLE    2,369    (7,606)
    OTHER, NET                                       (26,504)   (6,765)
-----------------------------------------------------------------------
      NET CASH PROVIDED BY OPERATING ACTIVITIES      111,459   115,358
-----------------------------------------------------------------------
INVESTING ACTIVITIES
-----------------------------------------------------------------------
PURCHASES OF SECURITIES AVAILABLE FOR SALE          (472,748) (281,782)
PROCEEDS FROM SALES OF SECURITIES AVAILABLE FOR
  SALE                                               270,848   194,067
PROCEEDS FROM MATURITIES AND REPAYMENTS OF SECURITIES
  AVAILABLE FOR SALE                                 555,408   524,209
NET INCREASE IN LOANS                               (321,085) (347,512)
PURCHASES OF PREMISES AND EQUIPMENT                  (22,647)  (15,395)
PROCEEDS FROM THE DISPOSITION OF PREMISES AND
  EQUIPMENT                                            1,212     1,519
PROCEEDS FROM THE DISPOSITION OF FORECLOSED
  PROPERTIES                                           8,957     7,917
-----------------------------------------------------------------------
      NET CASH PROVIDED BY INVESTING ACTIVITIES       19,945    83,023
-----------------------------------------------------------------------
FINANCING ACTIVITIES
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN DEMAND, INTEREST CHECKING
  AND REGULAR SAVINGS DEPOSITS                       (15,079)  114,892
NET INCREASE (DECREASE) IN MONEY MARKET ACCOUNTS      60,118    (6,087)
NET DECREASE IN CONSUMER CERTIFICATES               (206,775) (159,218)
NET INCREASE (DECREASE) IN CERTIFICATES OF DEPOSIT
  $100,000 AND OVER                                  (90,413)   31,274
NET INCREASE (DECREASE) IN SHORT-TERM BORROWINGS     152,468   (74,749)
PROCEEDS FROM MEDIUM-TERM NOTES AND FHLB BORROWINGS   80,506   101,000
PAYMENTS ON MEDIUM-TERM NOTES AND FHLB BORROWINGS   (170,900) (299,950)
PROCEEDS FROM LONG-TERM DEBT                          99,134        --
PAYMENTS ON LONG-TERM DEBT AND CAPITALIZED LEASE
  OBLIGATIONS                                           (469)     (355)
PROCEEDS FROM ISSUANCE OF COMMON STOCK                20,077     9,213
COMMON STOCK PURCHASED                               (83,554)  (38,283)
CASH IN LIEU OF FRACTIONAL SHARES FOR STOCK SPLIT         --       (78)
CASH DIVIDENDS                                       (39,564)  (37,150)
-----------------------------------------------------------------------
      NET CASH USED BY FINANCING ACTIVITIES         (194,451) (359,491)
-----------------------------------------------------------------------
      DECREASE IN CASH AND CASH EQUIVALENTS          (63,047) (161,110)
      CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR 451,176   571,314
-----------------------------------------------------------------------
      CASH AND CASH EQUIVALENTS AT END OF PERIOD    $388,129  $410,204
--------------------------------------------------- ========  ========
-----------------------------------------------------------------------


STATEMENT OF CHANGES IN CONSOLIDATED SHAREHOLDERS' EQUITY
CENTRAL FIDELITY BANKS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     UNREALIZED
                                                                                                    GAINS (LOSSES)
                                                                               UNAMORTIZED          ON SECURITIES   TOTAL
(IN THOUSANDS)                                       COMMON   COMMON   CAPITAL  DEFERRED   RETAINED   AVAILABLE   SHAREHOLDERS'
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996         SHARES    STOCK   SURPLUS COMPENSATION EARNINGS  FOR SALE      EQUITY
-------------------------------------------------------------------------------------------------------------------------------
BALANCE AT BEGINNING OF PERIOD                       40,193 $200,964 $195,151         $-- $406,567      $23,865      $826,547
NET INCOME                                               --       --       --          --   81,922           --        81,922
COMMON STOCK ISSUED UNDER PLANS                         406    2,034    7,179          --       --           --         9,213
COMMON STOCK PURCHASED                               (1,296)  (6,484) (31,799)         --       --           --       (38,283)
CASH DIVIDENDS DECLARED ON COMMON STOCK                  --       --       --          --  (38,221)          --       (38,221)
COMMON STOCK ISSUED FOR 3-FOR-2 STOCK
  SPLIT                                              19,890   99,452       --          --  (99,530)          --           (78)
CHANGE IN UNREALIZED LOSSES ON SECURITIES AVAILABLE
  FOR SALE, NET OF INCOME TAXES OF $14,05                --       --       --          --       --       (26,101)     (26,101)
-------------------------------------------------------------------------------------------------------------------------------
BALANCE AT END OF PERIOD                             59,193 $295,966 $170,531         $-- $350,738       ($2,236)    $814,999
-----------------------------------------            ====== ======== ========     ======= ========      ========     ========

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
-------------------------------------------------------------------------------------------------------------------------------
BALANCE AT BEGINNING OF PERIOD                      59,378 $296,892 $171,926         $-- $368,457        $9,224     $846,499
NET INCOME                                              --       --       --          --   93,241            --       93,241
COMMON STOCK ISSUED UNDER PLANS                        824    4,122   15,955          --       --            --       20,077
GRANT OF SHARES OF RESTRICTED STOCK AWARDS              32      158      660        (818)      --            --           --
AMORTIZATION OF DEFERRED COMPENSATION                   --       --       --         204       --            --          204
COMMON STOCK PURCHASED                              (2,989) (14,946) (68,608)         --       --            --      (83,554)
CASH DIVIDENDS DECLARED ON COMMON STOCK                 --       --       --          --  (40,220)           --      (40,220)
CHANGE IN UNREALIZED GAINS ON SECURITIES AVAILABLE
  FOR SALE, NET OF INCOME TAXES OF $2,013               --       --       --          --       --         3,739        3,739
------------------------------------------------------------------------------------------------------------------------------
BALANCE AT END OF PERIOD                            57,245 $286,226 $119,933       ($614)$421,478       $12,963     $839,986
-----------------------------------------           ====== ======== ========     ======= ========      ========     ========
------------------------------------------------------------------------------------------------------------------------------

                     WACHOVIA AND CENTRAL FIDELITY UNAUDITED
                    PRO FORMA COMBINED FINANCIAL INFORMATION

         The following Unaudited Pro Forma Combined Financial Information combines the historical Consolidated Financial Statements of Wachovia and Central Fidelity, giving effect to the Central Fidelity Merger as if it had been effective on September 30, 1997, with respect to the Unaudited Pro Forma Combined Statement of Condition, and as of the beginning of the periods indicated herein, with respect to the Unaudited Pro Forma Combined Statements of Income. The Central Fidelity Merger will be accounted for as a pooling-of-interests. Under the pooling-of-interests method of accounting, the historical book values of the assets, liabilities and shareholders' equity of Central Fidelity as reported on its consolidated Statement of Condition will be carried over onto the consolidated Statement of Condition of Wachovia after addressing conformity issues, and no goodwill or other intangible assets will be created. Wachovia will include in its consolidated statement of income the consolidated results of operations of Central Fidelity for the entire fiscal year in which the Central Fidelity Merger occurs after addressing conformity issues and will combine and restate its results of operations for prior periods to include the reported consolidated results of operations of Central Fidelity for prior periods after addressing conformity issues. This information should be read in conjunction with the historical Consolidated Financial Statements of Wachovia and Central Fidelity. The effect of estimated merger and restructuring costs expected to be incurred in connection with the Central Fidelity Merger has been reflected in the Unaudited Pro Forma Combined Statement of Condition; however, since the estimated costs are nonrecurring, they have not been reflected in the Unaudited Pro Forma Combined Statements of Income. The Unaudited Pro Forma Combined Financial Information does not give effect to any anticipated cost savings in connection with the Central Fidelity Merger. The Unaudited Pro Forma Combined Statement of Condition is not necessarily indicative of the actual financial position that would have existed had the Central Fidelity Merger been consummated on the dates indicated, or that may exist in the future. The Unaudited Pro Forma Combined Statements of Income are not necessarily indicative of the results that would have occurred had the Central Fidelity Merger been consummated on the dates indicated or that may be achieved in the future.

               UNAUDITED PRO FORMA COMBINED STATEMENT OF CONDITION

                            AS OF SEPTEMBER 30, 1997

                                                                          (IN THOUSANDS)

                                                                              CENTRAL            PRO FORMA            PRO FORMA
                                                         WACHOVIA             FIDELITY          ADJUSTMENTS            COMBINED
                                                     -----------------    -----------------   -----------------    -----------------
ASSETS
Cash and due from banks..............................$      3,209,780     $        298,752    $              -     $      3,508,532
Federal funds sold and other money market
     investments.....................................       1,391,178               95,915                   -            1,487,093
Securities available for sale........................       5,808,714            2,725,064                   -            8,533,778
Securities held to maturity..........................       1,217,798                    -                   -            1,217,798
Loans................................................      33,753,558            6,992,767                   -           40,746,325
     Allowance for loan losses.......................        (409,356)            (110,000)                  -             (519,356)
                                                     -----------------    -----------------   -----------------    -----------------
Net loans............................................      33,344,202            6,882,767                   -           40,226,969
Premises and equipment...............................         652,180              165,390                   -              817,570
Other assets.........................................       2,046,110              282,779              89,950(2)         2,418,839
                                                     -----------------    -----------------   -----------------    -----------------
           TOTAL ASSETS..............................$     47,669,962     $     10,450,667    $         89,950     $     58,210,579
                                                     =================    =================   =================    =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Demand...............................................$      9,561,291     $      1,211,889    $              -     $     10,773,180
Large denomination certificates......................       2,504,976              397,813                   -            2,902,789
Other................................................      17,024,811            6,209,603                   -           23,234,414
                                                     -----------------    -----------------   -----------------    -----------------
           Total deposits............................      29,091,078            7,819,305                   -           36,910,383
Federal funds purchased and securities sold
     under repurchase agreements.....................       6,144,033            1,073,794                   -            7,217,827
Other liabilities....................................       8,757,884              717,582             257,000(2)         9,732,466
                                                     -----------------    -----------------   -----------------    -----------------
           Total liabilities.........................      43,992,995            9,610,681             257,000           53,860,676

Shareholders' Equity:
Preferred stock......................................               -                    -                   -                    -
Common stock.........................................         788,863              286,226            (105,903)(1)          969,186
Capital surplus......................................          72,742              119,933             105,903 (1)          298,578
Retained earnings....................................       2,759,668              420,864            (167,050)(2)        3,013,482
Unrealized gains (losses) on securities available
     for sale, net of tax............................          55,694               12,963                   -               68,657
                                                     -----------------    -----------------   -----------------    -----------------
     Total shareholders' equity......................       3,676,967              839,986            (167,050)           4,349,903

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY......$     47,669,962     $     10,450,667    $         89,950     $     58,210,579
                                                     =================    =================   =================    =================


       See "Notes to Unaudited Pro Forma Combined Financial Information."

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             CENTRAL            PRO FORMA          PRO FORMA
                                                        WACHOVIA            FIDELITY           ADJUSTMENTS         COMBINED
                                                     ----------------    ----------------    ----------------   ----------------
INTEREST INCOME
Interest and fees on loans...........................$     2,081,427     $       457,899     $             -    $     2,539,326
Securities available for sale........................        336,195             141,484                   -            477,679
Securities held to maturity..........................         76,901                   -                   -             76,901
Other interest income................................         50,393               4,364                   -             54,757
                                                     ----------------    ----------------    ----------------   ----------------
          Total interest income......................      2,544,916             603,747                   -          3,148,663
INTEREST EXPENSE
Total deposits.......................................        728,527             233,441                   -            961,968
Short-term borrowings................................        310,256              40,748                   -            351,004
Other................................................        264,186              27,712                   -            291,898
                                                     ----------------    ----------------    ----------------   ----------------
          Total interest expense.....................      1,302,969             301,901                   -          1,604,870
Net interest income..................................      1,241,947             301,846                   -          1,543,793
Provision for loan losses............................        148,057              39,977                   -            188,034
                                                     ----------------    ----------------    ----------------   ----------------
Net interest income after provision for loan losses..      1,093,890             261,869                   -          1,355,759
OTHER INCOME
Fees for trust services..............................        114,059              14,111                   -            128,170
Service charges on deposit accounts..................        193,295              31,332                   -            224,627
Investment securities gains (losses).................          1,082               2,820                   -              3,902
Other income.........................................        355,679              27,916                   -            383,595
                                                     ----------------    ----------------    ----------------   ----------------
          Total non-interest income..................        664,115              76,179                   -            740,294
OTHER EXPENSE
Salaries and employee benefits.......................        545,853             114,240                   -            660,093
Net occupancy and equipment expense..................        157,518              37,402                   -            194,920
Other expense........................................        331,592              48,033                   -            379,625
                                                     ----------------    ----------------    ----------------   ----------------
          Total non-interest expense.................      1,034,963             199,675                   -          1,234,638
Income before income taxes...........................        723,042             138,373                   -            861,415
Income taxes.........................................        227,081              45,132                   -            272,213
                                                     ----------------    ----------------    ----------------   ----------------

NET INCOME...........................................$       495,961     $        93,241     $             -    $       589,202
                                                     ================    ================    ================   ================

Net income per primary share.........................$          3.04     $          1.62                        $          2.95
Weighted average primary shares outstanding..........        163,327              57,692                                199,673
Net income per fully diluted share...................$          3.03     $          1.57                        $          2.93
Weighted average fully diluted shares outstanding....        163,876              59,216                                201,182

       See "Notes to Unaudited Pro Forma Combined Financial Information."

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             CENTRAL            PRO FORMA         PRO FORMA
                                                        WACHOVIA            FIDELITY           ADJUSTMENTS        COMBINED
                                                     ----------------    ----------------    ----------------  ----------------
INTEREST INCOME
Interest and fees on loans...........................$     2,544,658     $       570,615     $             -   $     3,115,273
Securities available for sale........................        472,108             212,875                   -           684,983
Securities held to maturity..........................        117,548                   -                   -           117,548
Other interest income................................         93,000               5,130                   -            98,130
                                                     ----------------    ----------------    ----------------  ----------------
          Total interest income......................      3,227,314             788,620                   -         4,015,934
INTEREST EXPENSE
Total deposits.......................................        881,562             322,187                   -         1,203,749
Short-term borrowings................................        431,094              51,250                   -           482,344
Other................................................        359,946              39,916                   -           399,862
                                                     ----------------    ----------------    ----------------  ----------------
          Total interest expense.....................      1,672,602             413,353                   -         2,085,955
Net interest income..................................      1,554,712             375,267                   -         1,929,979
Provision for loan losses............................        149,911              43,865                   -           193,776
                                                     ----------------    ----------------    ----------------  ----------------
Net interest income after provision for loan losses..      1,404,801             331,402                   -         1,736,203
OTHER INCOME
Fees for trust services..............................        242,368              37,832                   -           280,200
Service charges on deposit accounts..................        137,841              16,780                   -           154,621
Investment securities gains (losses).................          3,736                  99                   -             3,835
Other income.........................................        403,705              31,204                   -           434,909
                                                     ----------------    ----------------    ----------------  ----------------
          Total non-interest income..................        787,650              85,915                   -           873,565
OTHER EXPENSE
Salaries and employee benefits.......................        654,525             142,347                   -           796,872
Net occupancy and equipment expense..................        204,443              46,147                   -           250,590
Other expense........................................        398,581              63,447                   -           462,028
                                                     ----------------    ----------------    ----------------  ----------------
          Total non-interest expense.................      1,257,549             251,941                   -         1,509,490
Income before income taxes...........................        934,902             165,376                   -         1,100,278
Income taxes.........................................        290,345              52,674                   -           343,019
                                                     ----------------    ----------------    ----------------  ----------------

NET INCOME...........................................$       644,557     $       112,702     $             -   $       757,259
                                                     ================    ================    ================  ================

Net income per primary share.........................$          3.81     $          1.89                       $          3.66
Weighted average primary shares outstanding..........        169,094              59,737                               206,728
Net income per fully diluted share...................$          3.80     $          1.85                       $          3.64
Weighted average fully diluted shares outstanding....        169,827              60,758                               208,105


       See "Notes to Unaudited Pro Forma Combined Financial Information."

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                               CENTRAL            PRO FORMA          PRO FORMA
                                                          WACHOVIA            FIDELITY           ADJUSTMENTS         COMBINED
                                                       ----------------    ----------------    ----------------   ----------------
INTEREST INCOME
Interest and fees on loans.............................$     2,384,919     $       526,896     $             -    $     2,911,815
Securities available for sale..........................        268,106             239,010                   -            507,116
Securities held to maturity............................        294,241                   -                   -            294,241
Other interest income..................................         72,464               6,014                   -             78,478
                                                       ----------------    ----------------    ----------------   ----------------
          Total interest income........................      3,019,730             771,920                   -          3,791,650
INTEREST EXPENSE
Total deposits.........................................        823,454             319,725                   -          1,143,179
Short-term borrowings..................................        467,007              61,037                   -            528,044
Other..................................................        288,646              51,533                   -            340,179
                                                       ----------------    ----------------    ----------------   ----------------
          Total interest expense.......................      1,579,107             432,295                   -          2,011,402
Net interest income....................................      1,440,623             339,625                   -          1,780,248
Provision for loan losses..............................        103,791              26,713                   -            130,504
                                                       ----------------    ----------------    ----------------   ----------------
Net interest income after provision for loan losses....      1,336,832             312,912                   -          1,649,744
OTHER INCOME
Fees for trust services................................        209,113              35,150                   -            244,263
Service charges on deposit accounts....................        130,521              14,943                   -            145,464
Gain on sale of mortgage servicing portfolio...........         79,025                   -                   -             79,025
Investment securities gains (losses)...................        (23,494)              3,253                   -            (20,241)
Other income...........................................        340,467              26,329                   -            366,796
                                                       ----------------    ----------------    ----------------   ----------------
          Total non-interest income....................        735,632              79,675                   -            815,307
OTHER EXPENSE
Salaries and employee benefits.........................        600,326             133,186                   -            733,512
Net occupancy and equipment expense....................        196,806              42,979                   -            239,785
Other expense..........................................        406,464              62,000                   -            468,464
                                                       ----------------    ----------------    ----------------   ----------------
          Total non-interest expense...................      1,203,596             238,165                   -          1,441,761
Income before income taxes.............................        868,868             154,422                   -          1,023,290
Income taxes...........................................        266,325              49,052                   -            315,377
                                                       ----------------    ----------------    ----------------   ----------------

NET INCOME.............................................$       602,543     $       105,370     $             -    $       707,913
                                                       ================    ================    ================   ================

Net income per primary share...........................$          3.50     $          1.77                        $          3.38
Weighted average primary shares outstanding............        172,089              59,674                                209,684
Net income per fully diluted share.....................$          3.49     $          1.74                        $          3.35
Weighted average fully diluted shares outstanding......        172,957              60,573                                211,118


       See "Notes to Unaudited Pro Forma Combined Financial Information."

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1994

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             CENTRAL            PRO FORMA          PRO FORMA
                                                        WACHOVIA            FIDELITY           ADJUSTMENTS         COMBINED
                                                     ----------------    ----------------    ----------------   ----------------
INTEREST INCOME
Interest and fees on loans...........................$     1,864,082     $       440,691     $             -    $     2,304,773
Securities available for sale........................        182,440             217,945                   -            400,385
Securities held to maturity..........................        273,813                   -                   -            273,813
Other interest income................................         41,959               6,161                   -             48,120
                                                     ----------------    ----------------    ----------------   ----------------
          Total interest income......................      2,362,294             664,797                   -          3,027,091
INTEREST EXPENSE
Total deposits.......................................        539,232             243,632                   -            782,864
Short-term borrowings................................        272,572              45,834                   -            318,406
Other................................................        226,584              41,225                   -            267,809
                                                     ----------------    ----------------    ----------------   ----------------
          Total interest expense.....................      1,038,388             330,691                   -          1,369,079
Net interest income..................................      1,323,906             334,106                   -          1,658,012
Provision for loan losses............................         71,763              24,359                   -             96,122
                                                     ----------------    ----------------    ----------------   ----------------
Net interest income after provision for loan losses..      1,252,143             309,747                   -          1,561,890
OTHER INCOME
Fees for trust services..............................        196,149              34,557                   -            230,706
Service charges on deposit accounts..................        128,100              13,926                   -            142,026
Investment securities gains (losses).................          3,320             (25,984)                  -            (22,664)
Other income.........................................        280,183              36,739                   -            316,922
                                                     ----------------    ----------------    ----------------   ----------------
          Total non-interest income..................        607,752              59,238                   -            666,990
OTHER EXPENSE
Salaries and employee benefits.......................        563,507             127,683                   -            691,190
Net occupancy and equipment expense..................        187,419              41,653                   -            229,072
Other expense........................................        347,487              75,729                   -            423,216
                                                     ----------------    ----------------    ----------------   ----------------
          Total non-interest expense.................      1,098,413             245,065                   -          1,343,478
Income before income taxes...........................        761,482             123,920                   -            885,402
Income taxes.........................................        222,424              39,056                   -            261,480
                                                     ----------------    ----------------    ----------------   ----------------

NET INCOME...........................................$       539,058     $        84,864     $             -    $       623,922
                                                     ================    ================    ================   ================

Net income per primary share.........................$          3.13     $          1.45                        $          2.98
Weighted average primary shares outstanding..........        172,339              58,742                                209,346
Net income per fully diluted share...................$          3.12     $          1.42                        $          2.96
Weighted average fully diluted shares outstanding....        172,951              59,861                                210,663


       See "Notes to Unaudited Pro Forma Combined Financial Information."

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(1) Pursuant to the Central Fidelity Merger Agreement, each outstanding share of the Central Fidelity Common Stock (57,245,209 shares at September 30, 1997) will be converted into 0.63 of a share of Wachovia Common Stock (36,064,482 at September 30, 1997), subject to adjustment in the event of stock dividends, stock splits or similar changes in Wachovia's capitalization.

(2) Reflects Wachovia management's current estimate, for purposes of pro forma presentation, of the aggregate estimated merger and restructuring costs of $257 million ($167 million net of taxes) expected to be incurred in connection with the Central Fidelity Merger. While a portion of these costs may be required to be recognized over time, the current estimate of these costs has been recorded in the Pro Forma Combined Statement of Condition in order to disclose the aggregate effect of these activities on Wachovia's pro forma combined financial position. The estimated aggregate costs, primarily comprised of anticipated cash charges, include the following:

                                                               (in millions)
           Personnel...........................................   $  115
           Systems and operations..............................       70
           Business unit integration and branch conversions....       41
           Other...............................................       31
                                                                    ----
                                                                    $257

The personnel costs include costs of staff reductions, comprising employee severance costs, termination of certain employee benefit plans and employee assistance costs for separated employees resulting from reorganizations in connection with the Central Fidelity Merger. Systems and operations costs include costs associated with the elimination of redundant systems, including service contract terminations and other related costs of computer equipment and software write-offs due to duplication or incompatibility, and costs of transitioning customer accounts to a common system. Business unit integration and branch conversion costs consist of business unit consolidation expenses, lease termination and other costs associated with the closing and disposition of redundant branches and marketing and communications costs. Other expense includes transaction costs and other expenses directly associated with completing the Central Fidelity Merger. Wachovia anticipates that the majority of these costs, primarily comprised of cash charges, will be paid in 1997 and 1998.

Management's cost estimates are forward looking. While the costs represent management's current estimate of merger and restructuring costs that will be incurred, the ultimate level and timing of recognition of such costs will be based on the final merger and integration plan to be completed prior to consummation of the Central Fidelity Merger, which is currently being developed by various Wachovia and Central Fidelity task forces and integration committees. Readers are cautioned that the completion of the Central Fidelity Merger and integration plan and the resulting management plans detailing actions to be undertaken to effect the Central Fidelity Merger will impact these estimates; the type and amount of actual costs incurred could vary materially from these estimates in future developments differ from the underlying assumptions used by management in determining its current estimate of these costs.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date    December 30, 1997

                                    WACHOVIA CORPORATION


                                    By:  /s/ Kenneth W. McAllister
                                         Name: Kenneth W. McAllister
                                         ---------------------------
                                         Title: Senior Executive Vice President

                                  Exhibit Index

2.1 Agreeement and Plan of Merger, dated as of June 23, 1997, by and between the Registrant and Central.

99.1 Press release dated December 15, 1997, announcing the consummation of the Merger.